SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 8 – Other Events

Item 8.01 Other Events

On October 26, 2018, the District Court for Dallas County, Texas (the “Court”) entered a summary judgment order in our favor and against LSW Holdings, LLC (“LSW”) in the case entitled Rocky Mountain High Brands, Inc. f/k/a Republic of Texas Brands, Inc. v. Radcliffe, et al; Case Number DC-18-013491. This case is a continuation of our ongoing litigation which began in the Court as Rocky Mountain High Brands, Inc. f/k/a Republic of Texas Brands, Inc. v. Jerry Grisaffi, et al; Case Number DC-17-15441. In this litigation, we have been seeking the cancellation of Series A Preferred Stock (“Series A”) issued to Grisaffi, our former Chairman of the Board, and common stock issued to certain other defendants or later obtained by certain other defendants for little or no consideration paid to the Company. After the Court’s entry of final judgment against Grisaffi on August 30, 2018, the remainder of the case was severed and docketed as a new case – Case Number DC-18013491.

In its Order dated October 26, 2018, the Court ruled that the Company’s Employment Agreement with Mr. Grisaffi dated April 1, 2013, and all stock or other instruments issued on the basis or authority of that Employment Agreement, are void ab initio and of no force and effect. Accordingly, the Court further ruled that the 1,000,000 shares of Series A, which were originally issued to Grisaffi and then later transferred to LSW, are of no force and legal effect. Finally, the Court granted additional summary judgment against LSW and Lily Li and in our favor on LSW’s and Li’s counterclaims in which they sought a Declaratory Judgment that the Series A stock was valid and enforceable and that Rocky Mountain’s issuance of Series E Preferred Shares and actions taken thereunder were invalid; and that Rocky Mountain breached a contract with LSW. Our other claims against LSW and the other defendants in the case remain pending, as do the remaining counterclaims of LSW and the other defendants, and Mr. Grisaffi’s appeal of the final judgment against him entered August 30, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: October 30, 2018

By: /s/ Michael Welch

Michael R. Welch

President and Chief Executive Officer

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